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                THE HALLWOOD GROUP INCORPORATED AND SUBSIDIARIES


                                                                    EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the filing of the quarterly report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") by The Hallwood Group Incorporated ("the Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                      /s/ Anthony J. Gumbiner
                                    --------------------------------------------
                                    Anthony J. Gumbiner
                                    Chief Executive Officer


                                      /s/ Melvin J. Melle
                                    --------------------------------------------
                                    Melvin J. Melle
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

Dated:     August 14, 2003
      -------------------------

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.